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                                                                    EXHIBIT 99.1


                                  PRESS RELEASE


FOR IMMEDIATE RELEASE - April 27, 2004 (4:00 p.m. Central Time)

CAPITAL BANCORP, INC.
1820 WEST END AVENUE
NASHVILLE, TENNESSEE 37203

Contact: Sally P. Kimble, Executive Vice President and Chief Financial Officer (615.234.1614)

             CAPITAL BANCORP, INC., ANNOUNCES THAT ITS DIRECTORS AND
                OFFICERS MAY PURCHASE SHARES OF ITS COMMON STOCK

Nashville, Tennessee, April 27, 2004 - Capital Bancorp, Inc. today issued the following statement:

Officers, directors and employees of Capital Bancorp, Inc. (Company) and its wholly-owned subsidiary, Capital Bank & Trust Company, may make open-market purchases or sales of the Company's shares from April 30, 2004, to and through May 31, 2004. The Company itself is not currently engaged in any open-market purchases of its own securities and does not presently plan to make any such purchases. Any change in this plan will be announced in advance. The Company deems this announcement to be a technical announcement made solely for the purpose of advising the investing public that, commencing and ending as set forth in this announcement, some reported trades in the Company's stock may be the result of purchases or sales by persons affiliated with or employed by the Company or Capital Bank & Trust Company. It is also anticipated that such persons may begin trading again not later than the third business day after each announcement of the Company's quarterly and/or annual earnings. Trades by officers and directors of the Company will be reported in accordance with applicable SEC rules.


IMPORTANT NOTE ABOUT FORWARD-LOOKING STATEMENTS: Statements in this press release that are not statements of historical or current fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties readers are urged to consider statements labeled with the terms believes, belief, expects, intends, anticipates or plans to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission. The following important factors affect the future results of the Company and could cause those results to differ materially from those expressed in the forward-looking statements: Changes in interest rates, further declines or upward trends in the local, regional, state and national economies, as well as the effects of future government fiscal and monetary policies, and the Bank's ability to attract stable low-cost deposits and to make quality and profitable loans, among other things, are all factors that can have a material impact on the Company's ability to achieve favorable results. To these must be added other risks previously and hereafter identified from time to time in the Company's reports to the Securities and Exchange Commission and in public announcements. In addition, all numbers are unaudited and quarterly results are subject to adjustment in the ordinary course. The Company disclaims any obligation to correct or update this information and does not plan to do so.


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Capital Bancorp, Inc. is a registered bank holding company headquartered in
Nashville, Tennessee. It offers extensive and service-intensive financial products and services through its direct and indirect subsidiaries. Its principal subsidiary is Capital Bank & Trust Company, which operates six full-service banking offices in Davidson and Sumner Counties, in Tennessee, including West End, Downtown, Green Hills, Goodlettsville, Hendersonville, and Hermitage. For additional information about the Company and the Bank, please visit the Bank's website at www.capitalbk.com.

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